UNITED INSURANCE HOLDINGS CORP.

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of United Insurance Holdings Corp. for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Nicholas W. Griffin, Chief Financial Officer of United Insurance Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/ s/ Nicholas W. Griffin
Nicholas W. Griffin, Chief Financial Officer		November 14, 2008